Exhibit 99.1

NEWS

For Release     Immediate


Contacts (News Media) Tony Zehnder, Corporate Communications 312.396.7086 (Investors) Joe Clarke, Investor Relations 317.817.2893



 Conseco to Implement Systems and Operational Solution from Long Term Care Group

Carmel, Ind., November 28, 2007 - Conseco, Inc. (NYSE:CNO) said today that it has agreed to implement a systems and operational solution provided by Long Term Care Group, Inc. (LTCG) for certain back-office functions of the long term care business in its Other Business in Run-off segment. Conseco announced earlier this year that it was considering this solution. Under the agreement:

     o LTCG will assume responsibility for the customer call center and the processing of continuing claims and other transactions for the 170,000 long term care policies in the Other Business in Run-off segment. The parties expect that LTCG will migrate all claims to its systems by early 2009, and all policy administration to its systems by 2010. Conseco employees currently performing these functions will become employees of LTCG.

     o For these policies, Conseco will retain responsibility for initial claim decisions, claim appeals, and financial reporting, and the Conseco employees currently performing these functions will remain with the company.

     o Conseco will retain all the affected policies on its books, and will also retain responsibility for all processing functions related to the long term care policies issued by its Bankers Life and Casualty subsidiary.

Conseco CEO Jim Prieur said, "This is an important step in improving the performance of the long term care business in the Other Business in Run-off segment. By expanding our relationship with LTCG to further leverage LTCG's systems and service expertise, we will better manage this business and better serve our customers."

"Conseco's management team is totally committed to providing excellent service and proper claims handling to their valued policyholders," said Peter Goldstein, LTCG President. "We are proud to have been chosen to help achieve that goal and look forward to a long term relationship."

LTCG CEO Bruce Baude said, "Our company will benefit from the addition of the Conseco Carmel staff. They are a group of highly motivated and dedicated individuals who are passionate about their jobs. We are pleased to welcome them into our organization."


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                                                                    Conseco (2)
                                                              November 28, 2007

Long Term Care Group, Inc. is the country's largest long term care administrator, providing services to over 30 long term care insurers including eight of the top 10. The company offers comprehensive policy administration including application processing, premium billing, customer service and claims and care management. In addition, LTCG has a robust consulting practice specializing in product development, risk management, compliance and actuarial services. Under its Nation's CareLink brand, LTCG provides a full range of both telephonic and face-to-face assessments utilizing its nationwide network of nurses. With almost 1,000 employees and over 1 million policies under management, LTCG is headquartered in Eden Prairie, Minnesota, and has operational centers in the Twin Cities, Nashville and Orlando.

Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures. For more information, visit Conseco's web site at www.conseco.com.

Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v) performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products.

Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

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